U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K
                                 (Amendment No. 2)


                                   CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): July 3, 2006

                                    ANDAIN, INC.
                (Exact Name of Company as Specified in Its Charter)

          Nevada                      0-51216                72-1530833
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                 5190 Neil Road, Suite 430, Reno, Nevada       89502
                (Address of Principal Executive Offices)     (Zip Code)

          Company's telephone number, including area code:  (775)333-5997


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

     (a) On July 3, 2006, the Company entered into a Technology Purchase Agreement with Pangea Investments GmbH (see Exhibit 10.2). Pangea is the owner of the intellectual properties, potential patent rights, know-how and research and development in process, and all related technical information, in connection with technology as described in a U.S. patent application filed on June 7, 2006. This application covers a pulmonary inhalation drug delivery system for hydrophobic drug molecules for wet and dry inhalation. The Company is interested in acquiring this technology in order to further develop it into a commercial product in the filed of respiratory care of ventilator-associated pneumonia and chronic obstructive pulmonary disease patients.

     In return for acquiring the rights to use the technology covered by this patent, the Company paid to Pangea 4,500,000 restricted shares of the Company's common stock.

     (b) On July 3, 2006, the Company entered into an Acquisition Agreement with Pangea Investments GmbH, the controlling shareholder of the Company (see Exhibit 10.1). Under this agreement, the Company agreed to purchase from Pangea all of the outstanding common stock of Impact Active Team Ltd, Inc., an Israeli corporation. In return for acquiring these shares, the Company paid to Pangea 2,500,000 restricted shares of the Company's common stock. Under an Addendum to this Agreement, this transaction is not intended to close until the audited financial statements, and associated pro forma financial statements, of Impact are completed.

     Impact is a strategic planning and management services company providing: Active management, strategic business planning, market research, planning and management, sales management, financial planning, strategic alliances investor and public relations.

     Impact was originally sold by Sam Shlomo Elimelech, President, and Gai Mar-Chaim, the Company's directors and officers, to Pangea in January 2006. From that time to the date of this agreement, Impact has served as the operational arm of Pangea in Israel. The decision was then made by Pangea, as the controlling shareholder of the Company, to sell Impact to the Company in order to provide a revenue generating business for the Company.

     (c) On July 3, 2006, the Company entered into a Consulting Agreement with Pangea Investments GmbH, its controlling shareholder (see Exhibit 10.3). Under this agreement, which has an initial term of four years, Pangea will provide services in the areas of company foundation and equity growth. As compensation under this agreement Pangea, will be paid the following:

For the period from August                         2,000,000 Andain common
1, 2004 to December 31, 2005                       stock shares (already
                                                   paid and reported in a
                                                   Form 8-K filed on August
                                                   2, 2005)

Monthly Management Fee per person                  US $5,000

Expenses as defined in Section 3                   Full reimbursement

Quarterly Bonus - to be                            50,000 unrestricted
delivered on the first                             shares per person
business day of each
quarter, quarterly in arrears

     (d) On July 3, 2006, the Company entered into a Business Development Services Agreement with Pangea Investments GmbH, its
controlling shareholder (see Exhibit 10.4).   Under this agreement,
which has an initial term of ten years, Pangea will provide the Company with services that will include business opportunities, technologies, products, and companies synergetic to the Company's operations. If during the term of this Agreement or within 24 months thereafter the Company will be engaged in a transaction of acquiring technology, products companies, or business in any equity or monitory transaction of any of the business opportunities presented to the Company by Pangea, then the Company will grant Pangea an irrevocable option to acquire a number of the Company's common stock up to 13% of the transaction's value as reflected at the Company's share price at the date that the Company's counterparty signs the transaction agreement.

     (e) On July 3, 2006, the Company entered into a Finder's Fee Agreement with Pangea Investments GmbH, its controlling shareholder (see Exhibit 10.5). Under this agreement, which has an initial term of one month, Pangea is being engaged for the purpose of introducing the Company to potential non United States investors in the equity of the Company. In the event that during the term of this agreement any introduced person or entity enters into an equity investment transaction with the Company for the investment of not less than $500,000 in the aggregate, Pangea would be entitled to receive from the Company in consideration for the Services rendered by it either of the following compensations:

     (i) in the event that the said equity investment transaction is entered into at the Agreed Company's Value (as defined in the agreement), Pangea will receive a fee equal to 13% of the gross dollar amount received by the Company, to be paid by the Company to the Finder within 30 days of receipt of any amount of investment, or

     (ii) in the event that the said equity investment transaction is entered into at a Company's value that is higher than the Agreed Company's Value, Pangea will receive, in lieu of the fee mentioned above, such number of shares which is the difference between the number of shares that would have been issued to the investors if the said equity investment transaction would have been entered into on the basis of the Agreed Company's Value and the number of shares actually issued by the Company pursuant to the said equity investment transaction.

     The Company will grant Pangea an option to convert the amount due under this agreement into the shares of Company common stock. Such an option will be granted to Pangea by the Company for 36 consecutive months of such finder's fee payments. Pangea will exercise its option to purchase the common stock at the same share price paid by such an investor to the Company entitling Pangea to its fee.

     (f) On July 3, 2006, the Company entered into employment agreements with its two officers, Sam Shlomo Elimelech, President, and Gai Mar-Chaim, Secretary/Treasurer (see Exhibits 10.6 and 10.7).
Under these agreements, which are for an indefinite period, these individuals are to be compensated in their positions as officers of the Company. The Company shall pay to the employees, on or before the 9th day of each calendar month, during the term of this Agreement, a gross salary as follows: (a) $10,000 per month with respect to the period commencing on the Effective Date and terminating upon the earlier of: (i) January 1, 2007; (ii) the end of the calendar month during which the Employee will desire to convert the employees due salaries to Company shares of common stock at a share price of $0.10 per share; (b) $15,000 per month with respect to the period commencing upon such conversion and upon expiration of the period set forth in (a) above; and (c) $20,000 per month with respect to the period starting on January 1, 2008. This salary, unless otherwise specifically provided herein, does not include the employment-benefit payments provided by any applicable law. These individuals will also be eligible to have a company car and receive certain other employee benefits.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     (a) Under the two agreements discussed in (a) and (b) above, the Company issued a total of 7,000,000 shares of its common stock to Pangea Investments GmbH.

     (b) On July 3, 2006, the Company sold 770,000 shares of its common stock to a total of 56 investors for a total consideration of $7,700.00 ($0.01 per share). One of these investors (50,000 shares) is Ralph Marthaler, the controlling person of Pangea Investments GmbH, which is in turn the controlling shareholder of the Company. Other related party investors are Sam Shlomo Elimelech (and nine members of his immediate family) (255,000 shares), the Company's president and a director, and Gai Mar-Chaim (and ten members of his immediate family) (235,000 shares), the Company's treasurer and a director.

     No commissions were paid in connection with these sales. These sales were undertaken in off shore transactions under Regulation S under the Securities Act of 1933.

ITEM 8.01 OTHER EVENTS

     As reported in the Company's Form 10-KSB for the year ended December 31, 2005, a company in which the officers and directors of the Company were formerly employed, Enterprise Capital AG, was subject to a legal proceeding involving iBIZ Technology Corp. It was also disclosed that this action may have also have named Sam Shlomo Elimelech and Gai Mar-Chaim, the Company's directors, and Enterprise's parent company, Pangea Investments GmbH (the controlling shareholder of the Company). It has recently come to the attention of the Company, through its local Israeli counsel, that this action was dismissed as to all defendants in December 2004. The official court registry was apparently only recently updated to reflect this information.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

     The Company has determined that the acquisition of Impact Active Team Ltd, Inc. must comply with Rule 3.05 of Regulation S-X, and therefore financial statements will be furnished for at least the two most recent fiscal years and any interim periods for this company. Pro forma financial information will also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X. This financial information, the furnishing of which will result in completion of this acquisition, will be provided in an upcoming amended Form 8-K.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Andain, Inc.



Dated: August 9, 2006                  /s/ Sam Shlomo Elimelech
                                       Sam Shlomo Elimelech, President


                              EXHIBIT INDEX

Number                         Description

10.1    Acquisition Agreement between the Company and Pangea
        Investments GmbH, dated July 3, 2006 (not including
        Schedule 1, Disclosure Schedule) (incorporated by reference to Exhibit 10.1 of the Form 8-K filed on July 6, 2006).

10.2    Technology Purchase Agreement between the Company and
        Pangea Investments GmbH, dated July 3, 2006 (incorporated by reference to Exhibit 10.2 of the Form 8-K filed on July 6, 2006).

10.3    Consulting Agreement between the Company and Pangea
        Investments GmbH, dated July 3, 2006 (incorporated by reference to Exhibit 10.3 of the Form 8-K filed on July 6, 2006).

10.4 Business Development Services Agreement between the Company and Pangea Investments GmbH, dated July 3, 2006
        (incorporated by reference to Exhibit 10.4 of the Form 8-K filed on July 6, 2006).

10.5    Finder's Fee Agreement between the Company and Pangea
        Investments GmbH, dated July 3, 2006 (incorporated by reference to Exhibit 10.5 of the Form 8-K filed on July 6, 2006).

10.6 Employment Agreement between the Company and Sam Elimelech, dated July 3, 2006 (incorporated by reference to Exhibit
        10.6 of the Form 8-K filed on July 6, 2006).

10.7 Employment Agreement between the Company and Gai Mar-Chaim, dated July 3, 2006 (incorporated by reference to Exhibit
        10.7 of the Form 8-K filed on July 6, 2006).

10.8    Addendum to Acquisition Agreement between the Company and
        Pangea Investments GmbH, dated July 25, 2006 (filed herewith).

                                  EX-10.8
                    ADDENDUM TO ACQUISITION AGREEMENT

                    ADDENDUM TO ACQUISITION AGREEMENT

     THIS ADDENDUM TO ACQUISITION AGREEMENT ("Addendum") is made as of July 25, 2006 by and between Andain Inc., a company incorporated under the law of the State of Nevada resident at 5190 Neil Road, Suite 430 Reno 89504, ("Purchaser"), and Pangea Investments GmbH, a company incorporated under the laws of republic of Switzerland, resident at 160a Churerrstrasse Pfaffikon SZ 8808, the sole shareholder ("Shareholder") of Impact Active Team Ltd, Inc., an Israeli corporation ("Impact"), and hereby amends that Acquisition Agreement ("Agreement") between the parties dated July 3, 2006, as stated below.

     All terms and conditions of the Agreement not otherwise amended by this Addendum shall remain in full force and effect.

     The Purchaser and Shareholder also agree that Section 11.1
(Post-Closing Obligations - Audit) should be removed from Section 11 and inserted into Section 2 (Closing), which will be amended to read as follows:

The closing ("Closing") of the sale and purchase of the Shares shall take place on the date the required audited financial statements, and associated pro forma financial statements, as required under Regulation S-X are completed, but not later than December 31, 2006 ("Termination Date"). The date of the Closing is sometimes herein referred to as the "Closing." The Shareholder shall cause an such audit and pro forma financial infomration to be provided to the Purchaser for filing in an amended Form 8-K to be filed with the Securities and Exchange Commission within four (4) busines days after the Closing.

                                       PURCHASER

                                       ANDAIN INC.


                                       By: /s/  Sam Elimelech
                                       Sam Elimelech, President


                                       SHAREHOLDER OF IMPACT

                                       PANGEA INVESTMENTS GMBH


                                       By: /s/  Ralph W. Marthaler
                                       Ralph W. Marthaler, President